First NLC Trust 2005-3
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FNLC 2005-3
Friedman Billings Ramsey
Balance < $150,000; Fixed Loans; Prepay Term 24 or Less

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.501 - 6.000	1	99,579.38	0.33	5.750	722	51.55
6.001 - 6.500	13	1,323,445.82	4.41	6.338	641	68.46
6.501 - 7.000	14	1,585,857.21	5.28	6.860	625	74.97
7.001 - 7.500	9	984,467.58	3.28	7.263	582	64.84
7.501 - 8.000	11	962,576.35	3.21	7.867	624	77.61
8.001 - 8.500	7	595,528.90	1.98	8.404	613	86.31
8.501 - 9.000	13	916,891.47	3.05	8.973	679	93.96
9.001 - 9.500	15	1,165,308.79	3.88	9.406	669	97.24
9.501 - 10.000	82	5,515,078.56	18.37	9.901	657	96.88
10.001 - 10.500	66	4,617,336.63	15.38	10.372	653	98.53
10.501 - 11.000	131	8,691,812.63	28.95	10.940	655	98.41
11.001 - 11.500	22	1,247,578.37	4.15	11.261	650	99.79
11.501 - 12.000	38	1,789,801.23	5.96	11.828	623	98.97
12.001 - 12.500	4	192,545.35	0.64	12.115	661	100.00
12.501 - 13.000	3	169,568.47	0.56	12.630	638	100.00
13.001 - 13.500	1	55,302.34	0.18	13.325	622	100.00
13.501 - 14.000	1	113,531.06	0.38	13.590	621	90.00

Total:	431	30,026,210.14	100.00	9.935	648	93.33

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	120	4,292,554.32	14.30	10.796	648	98.95
50,000.01 - 100,000.00	247	18,083,837.66	60.23	10.207	655	96.23
100,000.01- 150,000.00	64	7,649,818.16	25.48	8.808	630	83.30

Total:	431	30,026,210.14	100.00	9.935	648	93.33

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

30 Year Fixed Balloon 30/15	198	11,849,386.20	39.46	10.505	659	99.00
30 Year Fixed	104	9,514,452.20	31.69	8.612	628	83.20
20 Year Fixed	120	8,037,811.14	26.77	10.699	657	97.65
15 Year Fixed	9	624,560.60	2.08	9.437	620	84.40

Total:	431	30,026,210.14	100.00	9.935	648	93.33

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Fixed Fully Amortizing	233	18,176,823.94	60.54	9.563	640	89.63
Fixed Balloon	198	11,849,386.20	39.46	10.505	659	99.00

Total:	431	30,026,210.14	100.00	9.935	648	93.33

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
Balance < $150,000; Fixed Loans; Prepay Term 24 or Less

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Interest Only Terms (%)	Loans	Balance	Balance	Coupon	Score	LTV

0	431	30,026,210.14	100.00	9.935	648	93.33

Total:	431	30,026,210.14	100.00	9.935	648	93.33

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Remaining Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

169 - 180	207	12,473,946.80	41.54	10.452	657	98.27
229 - 240	120	8,037,811.14	26.77	10.699	657	97.65
349 - 360	104	9,514,452.20	31.69	8.612	628	83.20

Total:	431	30,026,210.14	100.00	9.935	648	93.33

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	38	2,428,087.00	8.09	10.803	649	93.71
1	68	4,563,519.63	15.20	9.777	652	94.06
2	126	8,666,084.25	28.86	9.996	650	95.30
3	103	7,162,042.46	23.85	10.230	648	94.20
4	62	4,513,035.28	15.03	9.247	635	87.62
5	19	1,543,916.12	5.14	9.343	644	89.53
6	13	971,554.54	3.24	10.486	664	99.12
8	2	177,970.86	0.59	6.839	706	83.99

Total:	431	30,026,210.14	100.00	9.935	648	93.33

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

2	363	23,200,116.25	77.27	10.616	658	99.02
1	68	6,826,093.89	22.73	7.621	613	73.99

Total:	431	30,026,210.14	100.00	9.935	648	93.33

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
Balance < $150,000; Fixed Loans; Prepay Term 24 or Less

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

20.01 - 25.00	1	74,960.70	0.25	10.550	520	22.07
25.01 - 30.00	1	54,906.51	0.18	7.990	614	29.10
30.01 - 35.00	1	102,606.01	0.34	6.250	583	32.49
35.01 - 40.00	1	86,803.33	0.29	7.490	610	37.02
40.01 - 45.00	2	210,676.07	0.70	6.870	609	41.89
45.01 - 50.00	2	263,862.73	0.88	8.785	547	50.00
50.01 - 55.00	1	99,579.38	0.33	5.750	722	51.55
55.01 - 60.00	5	593,853.62	1.98	6.878	573	56.95
60.01 - 65.00	4	532,961.61	1.77	7.552	568	62.73
65.01 - 70.00	4	396,125.54	1.32	6.688	620	68.53
70.01 - 75.00	6	651,495.49	2.17	8.296	589	73.46
75.01 - 80.00	18	1,842,660.37	6.14	7.238	629	79.70
80.01 - 85.00	5	489,429.59	1.63	8.254	639	82.69
85.01 - 90.00	20	1,338,475.00	4.46	9.463	636	89.67
90.01 - 95.00	37	2,352,823.96	7.84	10.275	645	94.71
95.01 - 100.00	323	20,934,990.23	69.72	10.560	660	99.97

Total:	431	30,026,210.14	100.00	9.935	648	93.33

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original CLTV (%) incl. Silent Seconds	Loans	Balance	Balance	Coupon	Score	LTV

20.01 - 25.00	1	74,960.70	0.25	10.550	520	22.07
25.01 - 30.00	1	54,906.51	0.18	7.990	614	29.10
30.01 - 35.00	1	102,606.01	0.34	6.250	583	32.49
35.01 - 40.00	1	86,803.33	0.29	7.490	610	37.02
40.01 - 45.00	2	210,676.07	0.70	6.870	609	41.89
45.01 - 50.00	2	263,862.73	0.88	8.785	547	50.00
50.01 - 55.00	1	99,579.38	0.33	5.750	722	51.55
55.01 - 60.00	5	593,853.62	1.98	6.878	573	56.95
60.01 - 65.00	4	532,961.61	1.77	7.552	568	62.73
65.01 - 70.00	4	396,125.54	1.32	6.688	620	68.53
70.01 - 75.00	6	651,495.49	2.17	8.296	589	73.46
75.01 - 80.00	9	914,622.29	3.05	7.212	622	79.61
80.01 - 85.00	5	489,429.59	1.63	8.254	639	82.69
85.01 - 90.00	20	1,338,475.00	4.46	9.463	636	89.67
90.01 - 95.00	38	2,422,954.48	8.07	10.252	643	94.23
95.01 - 100.00	331	21,792,897.79	72.58	10.423	659	99.18

Total:	431	30,026,210.14	100.00	9.935	648	93.33

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
Balance < $150,000; Fixed Loans; Prepay Term 24 or Less

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

500 - 519	1	139,896.10	0.47	7.500	519	56.00
520 - 539	4	399,422.40	1.33	9.514	526	59.82
540 - 559	6	710,777.86	2.37	7.951	549	67.61
560 - 579	6	535,350.27	1.78	7.663	570	61.62
580 - 599	26	1,825,497.24	6.08	9.010	588	82.64
600 - 619	46	3,008,765.91	10.02	10.021	609	89.23
620 - 639	97	6,218,499.64	20.71	10.460	630	96.15
640 - 659	87	6,205,436.63	20.67	10.132	649	96.92
660 - 679	77	5,137,520.25	17.11	10.069	669	97.76
680 - 699	28	2,074,507.89	6.91	10.179	689	98.00
700 - 719	23	1,644,722.46	5.48	9.533	709	97.40
720 - 739	11	802,717.78	2.67	8.823	727	91.80
740 - 759	10	798,983.20	2.66	10.255	747	99.61
760 - 779	4	253,913.99	0.85	10.517	768	100.00
780 - 799	3	185,081.48	0.62	10.094	793	97.16
800 - 819	2	85,117.04	0.28	9.942	806	99.25

Total:	431	30,026,210.14	100.00	9.935	648	93.33

Min: 519
Max: 810
Weighted Average: 648

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Purchase	268	17,385,209.30	57.90	10.421	664	98.62
Cashout	144	11,359,847.57	37.83	9.206	622	84.96
Rate/Term Refinance	19	1,281,153.27	4.27	9.802	653	95.70

Total:	431	30,026,210.14	100.00	9.935	648	93.33

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	333	23,228,555.50	77.36	9.896	646	92.30
PUD	35	2,292,665.97	7.64	10.011	644	97.18
Duplex	27	2,205,951.20	7.35	10.216	657	98.31
Condo	31	1,791,139.82	5.97	9.996	666	98.11
3-4 Unit	5	507,897.65	1.69	9.935	628	84.30

Total:	431	30,026,210.14	100.00	9.935	648	93.33

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Stated	267	18,332,937.76	61.06	10.508	658	96.19
Full	164	11,693,272.38	38.94	9.037	631	88.83

Total:	431	30,026,210.14	100.00	9.935	648	93.33

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
Balance < $150,000; Fixed Loans; Prepay Term 24 or Less

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	420	28,957,242.42	96.44	9.998	648	93.67
Non-Owner Occupied	11	1,068,967.72	3.56	8.232	649	83.93

Total:	431	30,026,210.14	100.00	9.935	648	93.33

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Grade	Loans	Balance	Balance	Coupon	Score	LTV

A	342	23,406,500.36	77.95	10.130	665	96.99
B	81	5,711,101.80	19.02	9.393	596	83.04
C	8	908,607.98	3.03	8.313	532	63.68

Total:	431	30,026,210.14	100.00	9.935	648	93.33

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

California	109	8,127,868.77	27.07	10.249	668	98.85
New York	102	7,865,924.86	26.20	10.431	653	94.85
New Jersey	51	4,259,421.39	14.19	9.502	631	85.69
North Carolina	26	1,797,121.44	5.99	8.462	636	87.69
Florida	26	1,545,502.08	5.15	10.058	636	89.87
Virginia	10	728,529.51	2.43	9.348	610	89.53
Pennsylvania	8	650,188.58	2.17	7.192	654	85.87
Maryland	11	598,908.69	1.99	9.881	633	86.74
Nevada	11	560,252.38	1.87	10.734	630	99.63
Washington	9	551,620.18	1.84	10.389	646	99.61
Massachusetts	8	449,289.01	1.50	8.820	627	79.13
Arizona	8	361,485.80	1.20	11.033	632	99.35
Illinois	2	262,338.28	0.87	10.301	558	84.70
Wisconsin	8	250,152.29	0.83	11.401	653	99.59
Delaware	3	244,992.38	0.82	8.575	634	87.02
Tennessee	2	171,737.28	0.57	6.686	624	84.22
Connecticut	3	169,874.93	0.57	10.662	630	100.00
Utah	3	169,399.87	0.56	8.673	655	94.17
Oregon	4	165,842.60	0.55	10.414	638	100.00
Michigan	5	158,606.53	0.53	10.604	642	100.00
Colorado	4	157,828.91	0.53	10.658	626	100.00
Georgia	2	121,504.03	0.40	7.915	738	88.25
Minnesota	3	116,235.54	0.39	9.766	678	100.00
South Carolina	2	104,087.47	0.35	10.064	616	85.18
Rhode Island	2	101,873.13	0.34	10.990	628	100.00
Kentucky	1	83,763.77	0.28	6.340	620	70.00
Indiana	3	70,719.85	0.24	11.740	612	100.00
Arkansas	2	68,073.73	0.23	9.252	586	93.41
Texas	1	59,974.84	0.20	10.250	648	100.00
Louisiana	1	30,452.07	0.10	11.750	589	100.00
New Mexico	1	22,639.95	0.08	9.990	688	95.00

Total:	431	30,026,210.14	100.00	9.935	648	93.33

Top 5 Zip Codes: 11706(1.81%),95758(1.13%),11717(1.08%),11757(0.84%),11951(0.81%)

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
Balance < $150,000; Fixed Loans; Prepay Term 24 or Less

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	267	19,019,799.30	63.34	9.811	643	91.57
12	25	2,009,107.54	6.69	9.635	640	85.52
24	139	8,997,303.30	29.96	10.263	659	98.78

Total:	431	30,026,210.14	100.00	9.935	648	93.33

Margin (%) — ARM Only
ARM Only
ARM Only
ARM Only
ARM Only
Months to Next Adjustment Date

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